UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-248871	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA

(Address of principal executive offices, including zip code)

(747) 224-2453

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Agreement.

On June 8, 2021, Eco Innovation Group, Inc. (the "Company", “we” and “us”) and Lance E. Nist (“Nist”) entered into an exclusive license agreement (the “Exclusive License Agreement”), whereby the Company acquired exclusive right to license and commercialize Nist’s proprietary climate control technology, PoolCooled™. Specifically, Nist licensed the Company the exclusive rights to research, develop, make, have made, use, offer to sell, sell, export, and/or import and commercialize, the PoolCooled™ technology, which is a proprietary climate control technology designed to cool residential and commercial buildings by taking cool water from existing swimming pools and looping it through the existing air conditioning system to boost air conditioning equipment efficiency on a per-unit power consumption basis.

The term of the Exclusive License Agreement began June 8, 2021, and will continue as an exclusive license until the expiration of all patents that may be granted for the PoolCooled™ technology. The parties are required under the Exclusive License Agreement to pursue patents for the PoolCooled™ technology, with the Company responsible for the costs of patent filing and maintenance.

In consideration for the grant of perpetual global rights to the PoolCooled™ technology, the Company agreed to pay Nist stock compensation in the amount of 5,000,000 restricted shares of Company common stock and perpetual royalties of 10% of the net cost of goods for products sold utilizing the PoolCooled™ technology.

The description of the Exclusive License Agreement above is not complete, and is qualified in its entirety by the full text of such Exclusive License Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 8.01  Other Events.

On June 8, 2021, the Company issued a press release announcing the Exclusive Licensing Agreement for the PoolCooled™ technology.  The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1	Exclusive License Agreement dated June 8, 2021, between registrant and Lance E. Nist.

99.1	Press Release, dated June 8, 2021, titled “Eco Innovation Signs Exclusive License Agreement for PoolCooled™ Climate Control Technology Solution”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: June 10, 2021		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Exclusive Licensing Agreement dated June 8, 2021, between registrant and Lance E. Nist.

99.1	Press Release, dated June 8, 2021, titled “Eco Innovation Signs Exclusive License Agreement for PoolCooled™ Climate Control Technology Solution”